Prepayments	6 Months Ended
Jun. 30, 2026
Prepayments [Abstract]
Prepayments
6.	Prepayments

As of June 30, 2026, the balance of advance payments was $99,858, compared to $19,214,297 as of December 31, 2025.

Prepayments consist of the following:

	For the Six Months Ended June 30,
	2026	2025
Prepayments for the hardware devices	$39,606,638	$38,428,594
Prepayments for the services cost	99,858	-
Less: Provision for credit loss	(39,606,638)	(19,214,297)
Total Prepayments for the services cost	99,858	19,214,297

In September 2024, the Company made aggregate advance payments of CNY268.73 million (equivalent to $39,606,638 based on the exchange rate as of June 30, 2026) to Qingchao (Shenzhen) Industrial Co., Ltd., Shenzhen Yingyou Technology Co., Ltd., Shenzhen Baisheng Tiancheng Technology Co., Ltd., and Shenzhen Chixin Technology Co., Ltd. (“the suppliers”) for AI server hardware under four procurement contracts. From July 2025 to December 2025, the Company repeatedly urged the suppliers for delivery. The suppliers failed to deliver any contracted servers and unilaterally proposed sharp unit‑price increases of more than five times the original contract price, citing industry hardware market volatility and their own liquidity constraints. On June 10, 2026, the Company issued formal final termination and refund demand notices to the suppliers. The suppliers responded in June 2026, acknowledging their inability to perform the contracts and confirming no available liquid assets for full repayment, and no feasible repayment plan has been provided. Accordingly, out of prudence considering the suppliers’ financial status and lack of substantive repayment progress, the Company decided to record a 100% allowance for bad debts on these four prepayments as of June 30, 2026.